UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2009

NATIONAL TAX CREDIT PARTNERS, L. P.

(Exact name of Registrant as specified in its charter)

                California            0-18541                 95-3906167

      (State or other jurisdiction (Commission            (I.R.S. Employer

            of incorporation)       (File Number)       Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

National Tax Credit Partners, L.P. (the “Registrant”) holds a 99% limited partnership interest in each of Grinnell Park Limited Partnership, an Iowa limited partnership (“Grinnell Park”) and North Liberty, Limited Partnership, an Iowa limited partnership (“North Liberty”). Grinnell Park owns a 24-unit apartment complex located in Grinnell, Iowa.  North Liberty owns a 24-unit apartment complex located in North Liberty, Iowa.  On November 17, 2009, the Partnership entered into contracts (the “Purchase Agreements”) with a third party, Oswald Investments, L.C., an Iowa limited liability company, and Ted Oswald, an individual resident of the state of Iowa (collectively, the “Purchaser”), relating to the sale of all of the limited partnership interests held by the Partnership in Grinnell Park and North Liberty for a total purchase price of $40,000.  The Partnership expects to close these transactions during the first quarter of 2010. The Partnership’s investment balances in Grinnell Park and North Liberty were zero at December 31, 2008 and September 30, 2009.

The foregoing description is qualified in its entirety by reference to the Contracts for Purchase and Sale of Partnership Interests, copies of which are filed as exhibits 10.1 and 10.2 to this report.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.1  Contract for Purchase and Sale of Partnership Interests by and between National Tax Credit, Inc., a California corporation, National Tax Credit Partners, L.P., a California limited partnership, and Oswald Investments, L.C., an Iowa limited liability company, or its assign and Ted Oswald, individually or his assigns, dated November 17, 2009.

10.2  Contract for Purchase and Sale of Partnership Interests by and between National Tax Credit, Inc., a California corporation, National Tax Credit Partners, L.P., a California limited partnership, and Oswald Investments, L.C., an Iowa limited liability company, or its assign and Ted Oswald, individually or his assigns, dated November 17, 2009.

The agreement included as an exhibit to this Form 8-K contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•                     should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•                     have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•                     may apply standards of materiality in a way that is different from what may be viewed as material to an investor; and

•                     were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. Additional information about the Registrant may be found elsewhere in this Form 8-K and the Registrant’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL TAX CREDIT PARTNERS L.P.

By:  National Partnership Investments Corp.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: November 25, 2009